Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Form 10-Q of Comdisco Holding Company, Inc. (the "Company") for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  August 14, 2003              By:    /s/ Ronald C. Mishler
                                            ----------------------------
                                     Name:  Ronald C. Mishler
                                     Title: Chairman, Chief Executive
                                            Officer and President


Dated:  August 14, 2003              By:    /s/ David S. Reynolds
                                            ------------------------------
                                     Name:  David S. Reynolds
                                     Title: Senior Vice President and Controller
                                            (Principal Financial and Accounting
                                             Officer)




     This certification accompanies the Report Pursuant to Section 906 of the Sarbane-Oxley Act of 2002 and shall not, except to the extent required by the Sarbane-Oxley Act of 2002, be filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.